Exhibit 32.1

                       Wings & Things, Inc.

                 CERTIFICATION OF PERIODIC REPORT
    Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002
                      18 U.S.C. Section 1350

The undersigned officer of Wings & Things, Inc. certifies pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

..     the annual report on Form 10-KSB of the Company for the year ended
      December 31, 2004, fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

..     the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of the Company.


Date:   March 24, 2005
                                      /s/ Linda L. Perry
                                      ____________________________________
                                      Linda L. Perry
                                      Principal Executive Officer
                                      Principal Financial Officer